UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-21969

The GDL Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund Third Quarter Report — September 30, 2012

To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) total return of The GDL Fund was 1.1%, compared with a total return of 0.02% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 1.9%. The Fund’s NAV per share was $13.40, while the price of the publicly traded shares closed at $11.82 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.

Comparative Results

Average Annual Returns through September 30, 2012 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	1.09%	5.18%	2.60%	1.57%	2.08%
Investment Total Return (c)	1.92	10.21	2.46	2.45	0.17
3 Month U.S. Treasury Bill Index	0.02	0.07	0.09	0.54	1.00

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 77.2%
	Aerospace and Defense — 0.2%
40,000	Exelis Inc.	$413,600
7,000	Kratos Defense & Security Solutions Inc.†	40,880
76,000	The Allied Defense Group Inc.†(a)	239,400

		693,880

	Automotive: Parts and Accessories — 0.5%
190,000	The Pep Boys - Manny, Moe & Jack	1,934,200

	Building and Construction — 0.8%
23,000	Fortune Brands Home & Security Inc.†	621,230
200,000	US Home Systems Inc.	2,494,000

		3,115,230

	Business Services — 8.1%
4,000	Acxiom Corp.†	73,080
20,000	Aegis Group plc	76,057
500	Arbor Memorial Services, Cl. A	16,275
325,000	Ariba Inc.†	14,560,000
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	550,985
350,000	Kenexa Corp.†	16,040,500

		31,316,897

	Cable and Satellite — 0.9%
10,000	AMC Networks Inc., Cl. A†	435,200
230,000	British Sky Broadcasting Group plc	2,761,397
5,000	Cablevision Systems Corp., Cl. A	79,250

		3,275,847

	Computer Software and Services — 0.8%
40,000	Deltek Inc.†	520,800
1,000	LBi International NV†	3,666
30,000	Mediware Information Systems†	657,300
3,000	Mentor Graphics Corp.†	46,440
25,000	Pervasive Software Inc.†	215,000
21,600	Soapstone Networks Inc.†	194
107,000	Yahoo! Inc.†	1,709,325

		3,152,725

	Consumer Products and Services — 1.5%
65,000	Avon Products Inc.(b)	1,036,750
399,721	Brightpoint Inc.†	3,589,495
28,000	Harman International Industries Inc.	1,292,480
7,000	Heelys Inc.†	12,600
827	JAKKS Pacific Inc.	12,049
1,000	Physicians Formula Holdings Inc.†	4,870
2,000	Prestige Brands Holdings Inc.†	33,920

		5,982,164

	Diversified Industrial — 7.5%
230,000	Cooper Industries plc	17,263,800
19,000	ITT Corp.	382,850
117,000	Myers Industries Inc.	1,827,540
18,000	Smiths Group plc	301,419

Shares		Market Value
195,000	The Shaw Group Inc.†	$8,505,900
11,000	WMF Wuerttembergische Metallwarenfabrik AG	662,957

		28,944,466

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	28,560

	Electronics — 1.1%
1,000	Aleo Solar AG†	22,392
211,700	Alliance Semiconductor Corp.†	74,095
1,000	AuthenTec Inc.†	8,010
84,000	Bel Fuse Inc., Cl. A	1,468,320
38,907	DTS Inc.†	905,758
480,000	Laird plc	1,745,540

		4,224,115

	Energy and Utilities — 9.8%
48,000	Atlas Energy LP	1,657,915
4,000	Atlas Resource Partners LP	102,080
270,000	Dragon Oil plc	2,637,784
74,020	Duke Energy Corp.	4,796,496
82,000	Endesa SA	1,575,343
4,000	Ensco plc, Cl. A.	218,240
19,000	Heritage Oil plc†	59,276
400,000	Nexen Inc.	10,136,000
10,000	NRG Energy Inc.	213,900
1,000	Origin Energy Ltd.	11,742
200,000	Progress Energy Resources Corp.	4,455,295
100,000	Pure Energy Services Ltd.	1,116,875
2,000	Silverwillow Energy Corp.†	2,116
232,000	Sunoco Inc.	10,864,560
3,000	Venoco Inc.†	35,640
600	Walter Energy Inc.	19,476
100,000	WesternZagros Resources Ltd.†	142,407

		38,045,145

	Equipment and Supplies — 0.0%
511,000	Gerber Scientific Inc., Escrow†(a)	5,110
1,000	The Middleby Corp.†	115,640

		120,750

	Financial Services — 3.1%
6,000	American Realty Capital Trust Inc.	70,380
221,351	Delphi Financial Group Inc.†(a)	138,344
87,000	First Niagara Financial Group Inc.	703,830
1,000	Flagstone Reinsurance Holdings SA	8,590
50,000	Garda World Security Corp., Cl. A†	606,754
500	Hudson City Bancorp Inc.	3,980
5,500	NYSE Euronext	135,575
59,647	Pacific Capital Bancorp†	2,737,797
200,000	Presidential Life Corp.	2,786,000
120,000	SeaBright Holdings Inc.	1,320,000
175,000	SLM Corp.	2,751,000

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
50,000	The Charles Schwab Corp.	$639,500

		11,901,750

	Food and Beverage — 8.6%
1,000	Asia Pacific Breweries Ltd.	42,984
7,000	Beam Inc.	402,780
210,000	China Huiyuan Juice Group Ltd.†	63,644
1,000,000	Grupo Modelo SAB de CV, Cl. C	9,003,438
35,000	Hillshire Brands Co.	937,300
1,650,000	Parmalat SpA	3,521,872
35,500	Peet’s Coffee & Tea Inc.†	2,603,570
13,000	Post Holdings Inc.†	390,780
37,000	Ralcorp Holdings Inc.†	2,701,000
1,000	Reddy Ice Holdings Inc.†(a)	20
111,000	Rieber & Son ASA	1,259,404
750,000	Viterra Inc.	12,290,205

		33,216,997

	Health Care — 15.8%
2,000	3SBio Inc., ADR†	25,980
220,000	AMERIGROUP Corp.†(b)	20,114,600
9,000	ArthroCare Corp.†	291,600
99,090	Catamaran Corp.†	9,707,847
200	China Kanghui Holdings Inc., ADR†	6,070
100,000	Coventry Health Care Inc.	4,169,000
76,700	Devgen†	1,565,185
2,000	Enzon Pharmaceuticals Inc.†	13,920
18,000	Illumina Inc.†	867,600
44,500	Indevus Pharmaceuticals Inc., Escrow†(a)	48,950
30,000	IRIS International Inc.†	585,600
1,000	Lexicon Pharmaceuticals Inc.†	2,320
300,000	Medicis Pharmaceutical Corp., Cl. A	12,981,000
750,000	Q-Med AB, Escrow†(a)	0
33,000	Rhoen Klinikum AG	649,670
200,000	Smith & Nephew plc	2,207,438
100,000	Sun Healthcare Group Inc.†	846,500
480,000	Sunrise Senior Living Inc.†	6,849,600
1,000	Synageva BioPharma Corp.†	53,430
1,000	Taro Pharmaceuticals Industries Ltd.†	45,690
15,000	WuXi PharmaTech Cayman Inc., ADR†	223,950

		61,255,950

	Hotels and Gaming — 0.0%
1,000	MGM Resorts International†	10,750

	Machinery — 3.7%
225,000	Robbins & Myers Inc.	13,410,000
42,000	Xylem Inc.	1,056,300

		14,466,300

	Media — 2.3%
177,500	Astral Media Inc., Cl. A	8,698,963

		Market
Shares		Value
2,500	Astral Media Inc., Cl. B	$131,624

		8,830,587

	Metals and Mining — 0.4%
28,000	Camino Minerals Corp.†	2,421
1,000	Jaguar Mining Inc.†	1,200
5,000	Lonmin plc	45,013
3,000	Pan American Silver Corp.	64,327
15,000	Talison Lithium Ltd.†	98,718
16,000	Vulcan Materials Co.	756,800
30,000	Xstrata plc	463,853
1	Yamana Gold Inc.	10

		1,432,342

	Publishing — 0.0%
136,000	SCMP Group Ltd.	25,958

	Retail — 4.8%
260,000	Collective Brands Inc.†	5,644,600
150,000	Dollar Thrifty Automotive Group Inc.†	13,039,500

		18,684,100

	Semiconductors — 2.1%
1,100,000	FSI International Inc.†	6,820,000
2,500	LTX-Credence Corp.†	14,375
20,000	PLX Technology Inc.†	115,400
330,000	Ramtron International Corp.†	1,016,400

		7,966,175

	Specialty Chemicals — 0.1%
4,000	Ashland Inc.	286,400
2,000	SGL Carbon SE	80,161
750	TPC Group Inc.†	30,608

		397,169

	Telecommunications — 1.5%
700,000	Asia Satellite Telecommunications Holdings Ltd.	.2,076,334
10,000	Comverse Technology Inc.†	61,500
5,000	GeoEye Inc.†	132,150
80,000	Telenet Group Holding NV	3,582,719

		5,852,703

	Transportation — 3.6%
100,000	RailAmerica Inc.†	2,747,000
1,060,000	TNT Express NV	11,068,853

		13,815,853

	TOTAL COMMON STOCKS	298,690,613

	RIGHTS — 0.2%
	Health Care — 0.2%
187,200	Adolor Corp., expire 07/01/19†(a)	97,344
201,600	American Medical Alert Corp.†(a)	2,016
90,200	Clinical Data Inc., CVR, expire 04/14/18†(a)	85,690

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value
	RIGHTS (Continued)
	Health Care (Continued)
390,000	Sanofi, CVR, expire 12/31/20†	$655,200

	TOTAL RIGHTS	840,250

	WARRANTS — 0.1%
	Energy and Utilities — 0.1%
38,400	Kinder Morgan Inc., expire 05/25/17†	134,016

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	157

	TOTAL WARRANTS	134,173

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 1.2%
	Aerospace and Defense — 0.2%
$ 500,000	GenCorp Inc., Sub. Deb., Cv. 4.063%, 12/31/39	630,313

	Computer Hardware — 1.0%
4,000,000	SanDisk Corp., Cv. 1.000%, 05/15/13	3,972,500

	TOTAL CONVERTIBLE CORPORATE BONDS	4,602,813

	U.S. GOVERNMENT OBLIGATIONS — 21.3%
82,495,000	U.S. Treasury Bills, 0.080% to 0.145%††, 10/18/12 to 02/21/13(c)	82,476,227

	TOTAL INVESTMENTS — 100.0% (Cost $387,755,345)	$386,744,076

	Aggregate tax cost	$389,157,209

	Gross unrealized appreciation	$10,791,593
	Gross unrealized depreciation	(13,204,726)

	Net unrealized appreciation/depreciation	$(2,413,133)

Shares
	SECURITIES SOLD SHORT — (6.3)%
	Aerospace and Defense — (0.1)%
50,000	GenCorp Inc.	$474,500

	Diversified Industrial — (2.2)%
178,200	Eaton Corp.	8,421,732

	Electronics — (0.2)%
38,906	DTS Inc.	905,732

	Energy and Utilities — (1.3)%
74,020	Duke Energy Corp.	4,796,496

Shares		Market Value
	Health Care — (2.5)%
99,090	Catamaran Corp.	$9,707,847

	TOTAL SECURITIES SOLD SHORT (Proceeds received $23,042,769)	$24,306,307

	Aggregate proceeds	$23,042,769

	Gross unrealized appreciation	$632,953
	Gross unrealized depreciation	(1,896,491)

	Net unrealized appreciation/depreciation	$(1,263,538)

Principal Amount		Settlement Date	Unrealized Appreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
18,657,500(d)	Deliver Canadian Dollars in exchange for United States Dollars 18,978,232(e)	10/26/12	$137,471
12,853,000(f)	Deliver Euros in exchange for United States Dollars 16,516,744(e)	10/26/12	280,841

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$418,312

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 337,634 (90,000 Shares)	Gulf Keystone Petroleum Ltd.(g)	06/27/13	$3,056

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $616,874 or 0.16% of total investments.

(b)

Securities, or a portion thereof, with a value of $18,901,510 were pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.

(c)	At September 30, 2012, $51,115,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.
(d)	Principal amount denoted in Canadian Dollars.
(e)	At September 30, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

(f)	Principal amount denoted in Euros.
(g)	At September 30, 2012, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

	%of
	Market	Market
Geographic Diversification	Value	Value
Long Positions
North America	87.9%	$339,947,537
Europe	9.1	35,217,720
Latin America	2.3	9,009,508
Asia/Pacific	0.7	2,569,311

Total Investments	100.0%	$386,744,076

Short Positions
North America	(6.3)%	$(24,306,307)

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$ 115,640	—	$ 5,110	$ 120,750
Financial Services	11,763,406	—	138,344	11,901,750
Food and Beverage	33,216,977	—	20	33,216,997
Health Care	61,207,000	—	48,950	61,255,950
Other Industries (a)	192,195,166	—	—	192,195,166
Total Common Stocks	298,498,189	—	192,424	298,690,613
Rights(a)	655,200	—	185,050	840,250
Warrants(a)	134,173	—	—	134,173
Convertible Corporate Bonds	—	$ 4,602,813	—	4,602,813
U.S. Government Obligations	—	82,476,227	—	82,476,227
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$299,287,562	$87,079,040	$377,474	$386,744,076
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$ (24,306,307)	$ —	$ —	$ (24,306,307)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	$ —	$ 3,056	$ —	$ 3,056
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	418,312	—	418,312
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$ 421,368	$ —	$ 421,368

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2012 are reflected within the Schedule of Investments and further details as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$ 337,634 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/27/13	$3,056

    Future Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2012 are presented within the Schedule of Investments.

The following table summarizes the net unrealized appreciation of derivatives held at September 30, 2012 by primary risk exposure:

Net Unrealized
Asset Derivatives:	Appreciation
Equity Contracts	$ 3,056
Forward Foreign Exchange Contracts	418,312
Total	$421,368

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Security sold short at September 30, 2012 is reported within the Schedule of Investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Clarence A. Davis
Former Chief Executive Officer,
Nestor, Inc.

Mario d’Urso
Former Italian Senator

Arthur V. Ferrara
Former Chairman & Chief Executive Officer,
Guardian Life Insurance Company of America

Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar
Senior Managing Director,
Beacon Trust Company

Salvatore J. Zizza
Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert
President & Acting Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

Carter W. Austin
Vice President

Laurissa M. Martire
Vice President & Ombudsman

David I. Schachter
Vice President & Ombudsman

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar
American Stock Transfer and Trust Company

Stock Exchange Listing

		Series B
	Common	Preferred
NYSE–Symbol:	GDL	GDL PrB
Shares Outstanding:	21,046,179	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/27/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/27/12

* Print the name and title of each signing officer under his or her signature.